UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21793

Name of Fund: BlackRock Enhanced Government Fund, Inc. (EGF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced Government Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1 – Report to Stockholders

December 31, 2011

Annual Report

BlackRock Enhanced Government Fund, Inc. (EGF)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Section 19(b) Disclosure

BlackRock Enhanced Government Fund, Inc. (EGF) (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.07 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain a level distribution. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to the Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website http://www.blackrock.com.

2	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on — risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011

	6-month	12-month

US large cap equities	(3.69)%	2.11%
(S&P 500® Index)

US small cap equities	(9.77)	(4.18)
(Russell 2000® Index)

International equities	(16.31)	(12.14)
(MSCI Europe, Australasia,
Far East Index)

Emerging market equities	(19.13)	(18.42)
(MSCI Emerging Markets
Index)

3-month Treasury	0.02	0.10
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	13.46	17.15
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	4.98	7.84
bonds (Barclays
Capital US Aggregate
Bond Index)

Tax exempt municipal	5.78	10.62
bonds (S&P Municipal
Bond Index)

US high yield bonds	(0.02)	4.96
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2011

Fund Overview

BlackRock Enhanced Government Fund, Inc.'s (EGF) (the “Fund”) investment objective is to provide shareholders with current income and gains. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of US Government securities and US Government Agency securities, including US Government mortgage-backed securities that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of US Government securities, US Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2011, the Fund returned 4.34% based on market price and 5.15% based on net asset value (“NAV”). For the same period, the BofA Merrill Lynch 1-3 Year US Treasury Index returned 1.55% while the Citigroup Government/Mortgage Index posted a total return of 7.81%. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Fund’s performance is reviewed on an absolute basis due to the unique nature of the Fund which employs a strategy of writing call options on individual or baskets of US securities. The index returns listed above are for reference purposes only as these indices do not reflect an option writing strategy.
•	Most spread sectors underperformed US Treasury securities during the period as weaker-than-expected economic data and sovereign debt concerns abroad drove investors to safer assets. Therefore, the Fund’s preference for agency mortgage-backed securities (“MBS”) over US Treasuries limited the Fund’s ability to capitalize on investors’ risk aversion. Additionally, the Fund’s short duration stance during the month of August had a negative impact as interest rates moved lower in a volatile, risk-averse environment.
•	Contributing positively to the Fund’s performance was security selection and relative value trading within agency MBS, which performed well due to their government support and a relatively subdued prepayment environment. In particular, interest-only mortgages performed well in the declining interest rate environment. Also benefiting Fund performance was exposure to commercial mortgage-backed securities (“CMBS”), which was one of the few spread sectors to post positive excess returns versus US Treasuries in 2011.
•	As part of its principal investment strategy, the Fund writes covered calls on interest rates to generate income while dampening the level of NAV volatility. Covered calls detracted from performance for the period overall but more so during times of heightened risk aversion among investors, which drove significant increases in US Treasury prices. The call writing strategy did, however, enhance the distribution yield of the Fund.
•	The Fund also utilized interest rate swaps as a hedge against long US Treasury positions and as a means to manage duration and curve positioning. During the period, the use of interest rates swaps served as a detractor from performance as interest rates generally declined. However, the use of swaps continues to be an efficient interest rate management tool and the effect of these derivatives should be viewed in the context of their overall contribution to risk reduction as well as performance.

Describe recent portfolio activity.

•	The Fund tactically traded its yield curve positioning throughout the period, while maintaining a yield curve-flattening bias in the front end of the curve. Also throughout the period, the Fund traded agency MBS to take advantage of opportunities created by the uncertainty around the expansion of the Home Affordable Refinance Program. As discussed above, the Fund wrote covered calls during the period as part of its principal investment strategy.

Describe portfolio positioning at period end.

•	The Fund’s call-writing strategy has the effect of reducing overall portfolio duration, which remained low at the end of the period. The Fund continues to maintain a high degree of liquidity through a core exposure to government-owned and government-related debt. The largest allocations in the Fund are to US agency MBS and US Treasuries. The Fund also maintains limited exposure to a diversified basket of non-government spread sectors, including CMBS, asset-backed securities (“ABS”), nonagency MBS and corporate credit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	EGF
Initial Offering Date	October 31, 2005
Yield on Closing Market Price as of December 31, 2011 ($15.25)[1]	5.51%
Current Monthly Distribution per Common Share[2]	$0.07
Current Annualized Distribution per Common Share[2]	$0.84
Leverage as of December 31, 2011[3]	34%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.
[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to reverse repurchase agreements, minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 6.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	12/31/11	12/31/10	Change	High	Low
Market Price	$15.25	$15.51	(1.68)%	$15.91	$14.75
Net Asset Value	$16.25	$16.40	(0.91)%	$16.49	$16.07

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

	12/31/11	12/31/10
US Government Sponsored Agency Securities	60%	54%
US Treasury Obligations	30	33
Non-Agency Mortgage-Backed Securities	4	6
Preferred Securities	3	4
Asset-Backed Securities	2	2
Taxable Municipal Bonds	1	1

Credit Quality Allocations[4]

	12/31/11	12/31/10
AAA/Aaa[5]	93%	91%
AA/Aa	2	3
A	1	2
BBB/Baa	2	3
BB/Ba	1	—
CCC/Caa	1	1

[4]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.
[5]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.
BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	5

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it issues debt securities for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of debt securities based on the lower short-term interest rates. At the same time, the Fund’s total portfolio of $130 million earns income based on long-term interest rates. In this case, the interest expense of the debt securities is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from debt securities.

The use of leverage may enhance opportunities for increased income to the Fund and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, the Fund is permitted to issue senior securities representing indebtedness up to 33 1/3% of its total managed assets. If the Fund segregates liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and thus will not be subject to this limitation. The Fund, however, voluntarily limits its aggregate economic leverage to 50% of its total managed assets. As of December 31, 2011, the Fund had economic leverage of 34% from reverse repurchase agreements as a percentage of its total managed assets.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)	Par (000)	Value
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2005-FF2, Class M2,
0.73%, 3/25/35	$3,220	$2,997,180
Securitized Asset-Backed Receivables LLC Trust:
Series 2005-0P1, Class M2, 0.74%, 1/25/35	2,000	1,369,626
Series 2005-OP2, Class M1, 0.72%, 10/25/35	1,025	595,435
Soundview Home Equity Loan Trust, Series
2007-OPT5, Class 2A2, 1.24%, 10/25/37	2,500	985,065
Total Asset-Backed Securities — 3.3%		5,947,306

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.6%
Bank of America Mortgage Securities, Inc.,
Series 2003-J, Class 2A1, 2.84%, 11/25/33 (a)	274	246,601
Bear Stearns Alt-A Trust, Series 2004-13, Class A1,
1.03%, 11/25/34 (a)	376	326,799
Countrywide Alternative Loan Trust, Series
2006-41CB, Class 2A17, 6.00%, 1/25/37	856	556,311
Homebanc Mortgage Trust, Series 2005-4, Class A1,
0.56%, 10/25/35 (a)	1,547	981,811
Thornburg Mortgage Securities Trust, Series 2007-2,
Class A2A, 0.42%, 6/25/37 (a)	781	776,111
		2,887,633
Commercial Mortgage-Backed Securities — 4.0%
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A2, 5.81%, 12/10/49 (a)	2,888	2,907,325
Credit Suisse Mortgage Capital Certificates,
Series 2007-C5, Class A2, 5.59%, 9/15/40	3,220	3,263,037
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class A2, 5.32%, 2/15/40	1,025	1,025,583
		7,195,945
Interest Only Collateralized Mortgage Obligations — 0.1%
CitiMortgage Alternative Loan Trust,
Series 2007-A5, Class 1A7, 6.00%, 5/25/37	477	84,894
Total Non-Agency Mortgage-Backed Securities — 5.7%		10,168,472

Preferred Securities	Par (000)	Value
Capital Trusts
Diversified Financial Services — 1.1%
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	$2,000	$2,000,000
Electric Utilities — 1.1%
PPL Capital Funding, 6.70%, 3/30/67 (a)	2,000	1,951,000
Insurance — 0.3%
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(b)	504	453,600
Total Capital Trusts — 2.5%		4,404,600

Trust Preferreds	Shares
Capital Markets — 1.0%
Morgan Stanley Capital Trust VIII, 6.45%, 4/15/67	80,000	1,740,800
Media — 1.1%
Comcast Corp., 6.63%, 5/15/56	80,000	2,087,200
Total Trust Preferreds — 2.1%		3,828,000
Total Preferred Securities — 4.6%		8,232,600

Taxable Municipal Bonds	Par (000)
State of California, GO, Various Purpose 3,
Mandatory Put Bonds, 5.65%, 4/01/39 (a)	$1,220	1,286,966
Total Taxable Municipal Bonds — 0.7%		1,286,966

US Government Sponsored Agency Securities
Agency Obligations — 3.7%
Fannie Mae, 5.25%, 8/01/12 (c)	2,460	2,528,034
Federal Farm Credit Bank, 4.55%, 6/08/20 (d)	3,500	4,133,398
		6,661,432
Collateralized Mortgage Obligations — 12.5%
Ginnie Mae Mortgage-Backed Securities, Class C (a):
Series 2005-87, 5.17%, 9/16/34	10,000	10,639,710
Series 2006-3, 5.24%, 4/16/39	10,000	11,728,570
		22,368,280

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the	GO	General Obligation Bonds
names and descriptions of many of the securities have been abbreviated according	LIBOR	London Interbank Offered Rate
to the following list:

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	US Government Sponsored Agency Securities	Par (000)	Value
Interest Only Collateralized Mortgage Obligations — 1.6%
	Fannie Mae Mortgage-Backed Securities:
	Series 2010-126, Class UI, 5.50%, 10/25/40	$3,984	$602,469
	Series 2011-63, Class LI, 4.50%, 1/25/41	12,497	1,947,552
	Ginnie Mae Mortgage-Backed Securities,
	Series 2006-30, Class IO, 0.62%, 5/16/46 (a)	6,264	198,105
			2,748,126
	Mortgage-Backed Securities — 73.2%
	Fannie Mae Mortgage-Backed Securities:
	3.50%, 8/01/26 – 9/01/26	14,578	15,308,103
	4.00%, 4/01/24 – 12/01/41 (d)	34,239	36,093,253
	4.50%, 5/01/34 – 6/01/40	20,498	21,991,167
	4.86%, 2/01/13	3,995	4,069,800
	5.00%, 11/01/33 – 2/01/40 (c)	16,950	18,385,998
	5.24%, 4/01/12 (c)	7,939	7,935,013
	5.50%, 7/01/17 – 9/01/36 (c)	18,600	20,321,019
	6.00%, 2/01/36 – 3/01/38	4,768	5,257,741
	6.18%, 2/01/12	962	961,763
	Freddie Mac Mortgage-Backed Securities,
	4.50%, 5/01/34	524	557,623
	Ginnie Mae Mortgage-Backed Securities,
	5.00%, 11/15/35	24	26,535
			130,908,015
	Total US Government Sponsored
	Agency Securities — 91.0%		162,685,853

US Treasury Obligations
	US Treasury Bonds (d):
	6.63%, 2/15/27	4,000	6,155,000
	3.88%, 8/15/40	12,000	14,385,000
	4.38%, 5/15/41	10,000	13,029,690
	3.75%, 8/15/41	12,000	14,113,128
	US Treasury Notes:
	0.25%, 10/31/13	345	345,054
	0.88%, 11/30/16 (d)	20,735	20,798,179
	3.13%, 5/15/21 (d)	10,000	11,165,620
	2.13%, 8/15/21	2,000	2,051,250
	Total US Treasury Obligations — 45.9%		82,042,921
	Total Long-Term Investments
	(Cost – $258,827,397) — 151.2%		270,364,118

	Short-Term Securities	Shares
	BlackRock Liquidity Funds, TempFund,
	Institutional Class, 0.10% (e)(f)	7,261,074	7,261,074
	Total Short-Term Securities
(Cost	— $7,261,074) — 4.1%		7,261,074
	Total Investments Before Options Written
(Cost	— $266,088,471) — 155.3%		277,625,192

Options Written	Notional Amount (000)	Value
Over-the-Counter Call Swaptions — (0.4)%
Pay a fixed rate of 0.75% and receive a floating
rate based on 3-month LIBOR, Expires 1/30/12,
Broker Morgan Stanley & Co., Inc.	$50,000	$(58,740)
Pay a fixed rate of 1.25% and receive a floating
rate based on 3-month LIBOR, Expires 1/30/12,
Broker Morgan Stanley & Co., Inc.	50,000	(154,670)
Pay a fixed rate of 2.05% and receive a floating
rate based on 3-month LIBOR, Expires 1/30/12,
Broker Morgan Stanley & Co., Inc.	30,000	(295,620)
Pay a fixed rate of 2.60% and receive a floating
rate based on 3-month LIBOR, Expires 1/30/12,
Broker Morgan Stanley & Co., Inc.	5,000	(134,650)
Total Options Written
(Premiums Received — $475,000) — (0.4)%		(643,680)
Total Investments, Net of Options Written — 154.9%		276,981,512
Liabilities in Excess of Other Assets — (54.9)%		(98,216,383)
Net Assets — 100.0%		$178,765,129

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	All or a portion of security has been pledged as collateral in connection with swaps.
(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Liquidity Funds, Temp Fund, Institutional Class	13,611,942	(6,350,868)	7,261,074	$7,515

(f)	Represents the current yield as of report date.

See Notes to Financial Statements.

8	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Schedule of Investments (concluded)

•	Reverse repurchase agreements outstanding as of December 31, 2011 were as follows:
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Deutsche
Bank AG	0.12%	9/13/11	Open	$3,991,463	$3,990,000
Deutsche
Bank AG	0.10%	9/14/11	Open	12,103,664	12,100,000
Deutsche
Bank AG	0.14%	9/16/11	Open	6,022,505	6,020,000
Merrill Lynch
& Co., Inc.	0.08%	10/19/11	Open	10,014,147	10,012,500
Credit Suisse
Securities
(USA) LLC	0.02%	11/03/11	Open	13,636,788	13,635,000
Credit Suisse
Securities
(USA) LLC	0.05%	11/29/11	Open	14,371,712	14,370,000
Credit Suisse
Securities
(USA) LLC	0.32%	12/19/11	1/12/12	9,573,106	9,572,000
Deutsche
Bank AG	(0.70)%	12/30/11	1/03/12	20,760,111	20,760,919
Total				$90,473,496	$90,460,419

•	Interest rate swaps outstanding as of December 31, 2011 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

5.96%[1]	3-Month	Deutsche
	LIBOR	Bank AG	12/27/37	$23,900	$(15,642,770)
[1]	Pays a fixed interest rate and receives floating rate.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund's investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$5,947,306	—	$5,947,306
Non-Agency Mortgage-Backed Securities	—	10,168,472	—	10,168,472
Preferred Securities	$3,828,000	4,404,600	—	8,232,600
Taxable Municipal Bonds	—	1,286,966	—	1,286,966
US Government Sponsored Agency Securities	—	162,685,853	—	162,685,853
US Treasury Obligations	—	82,042,921	—	82,042,921
Short-Term Securities:
Money Market Funds	7,261,074	—	—	7,261,074
Total	$11,089,074	$266,536,118	—	$277,625,192

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	—	$(16,286,450)	—	$(16,286,450)

[2]	Derivative financial instruments are swaps and options. Swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund's perceived risk of investing in those securities. For information about the Fund's policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	9

Statement of Assets and Liabilities

December 31, 2011
Assets

Investments at value — unaffiliated (cost — $258,827,397)	$270,364,118
Investments at value — affiliated (cost — $7,261,074)	7,261,074
Cash pledged as collateral for swaps	7,300,000
Cash pledged as collateral for options written	200,000
Interest receivable	1,461,733
Swaps receivable	2,667
Foreign currency at value (cost — $2,045)	2,085
Prepaid expenses	11,562
Total assets	286,603,239

Liabilities

Reverse repurchase agreements	90,460,419
Unrealized depreciation on swaps	15,642,770
Income dividends payable	769,975
Options written at value (premiums received — $475,000)	643,680
Investment advisory fees payable	196,124
Swaps payable	27,686
Interest expense payable	13,884
Officer's and Directors' fees payable	667
Other accrued expenses payable	82,905
Total liabilities	107,838,110
Net Assets	$178,765,129

Net Assets Consist of

Paid-in capital	$190,724,691
Distributions in excess of net investment income	(775,071)
Accumulated net realized loss	(6,909,802)
Net unrealized appreciation/depreciation	(4,274,689)
Net Assets	$178,765,129

Net Asset Value

Based on net assets of $178,765,129 and 10,999,641 shares outstanding, 200 million shares authorized, $0.10 par value	$16.25

See Notes to Financial Statements.

10	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Statement of Operations

Year Ended December 31, 2011
Investment Income

Interest	$10,685,538
Income — affiliated	7,515
Total income	10,693,053

Expenses

Investment advisory	2,197,955
Professional	73,592
Printing	55,535
Accounting services	38,812
Transfer agent	28,199
Custodian	26,953
Repurchase offer	23,741
Officer and Directors	21,336
Registration	9,372
Miscellaneous	59,714
Total expenses excluding interest expense	2,535,209
Interest expense	70,541
Total expenses	2,605,750
Less fees waived by advisor	(4,329)
Total expenses after fees waived	2,601,421
Net investment income	8,091,632

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	5,882,330
Financial futures contracts	(11,617)
Foreign currency transactions	(271)
Options written	(1,557,762)
Swaps	(12,690,785)
(8,378,105)
Net change in unrealized appreciation/depreciation on:
Investments	8,342,019
Financial futures contracts	1,941
Foreign currency transactions	(54)
Options written	190,045
Swaps	424,986
8,958,937
Total realized and unrealized gain	580,832
Net Increase in Net Assets Resulting from Operations	$8,672,464

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	11

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$8,091,632	$7,562,373
Net realized gain (loss)	(8,378,105)	742,467
Net change in unrealized appreciation/depreciation	8,958,937	940,328
Net increase in net assets resulting from operations	8,672,464	9,245,168

Dividends and Distributions to Shareholders From
Net investment income	(4,435,787)	(9,384,900)
Tax return of capital	(6,175,972)	(2,167,679)
Decrease in net assets resulting from dividends and distributions to shareholders	(10,611,759)	(11,552,579)

Capital Share Transactions
Reinvestment of dividends and distributions	—	534,151
Net redemption of shares resulting from repurchase offer[1]	(9,213,755)	(2,780,508)
Net decrease in net assets resulting from capital share transactions	(9,213,755)	(2,246,357)

Net Assets
Total decrease in net assets	(11,153,050)	(4,553,768)
Beginning of year	189,918,179	194,471,947
End of year	$178,765,129	$189,918,179
Distributions in excess of net investment income	$(775,071)	$(926,285)

[1]	Including $188,035 and $56,745 in repurchase fees, respectively.

See Notes to Financial Statements.

12	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Statement of Cash Flows

Year Ended December 31, 2011
Cash Provided by Operating Activities

Net increase in net assets resulting from operations	$8,672,464
Adjustments to reconcile net increase in net assets
resulting from operations to net cash provided by operating activities:
Increase in interest receivable	(97,715)
Decrease in swaps receivable	87,088
Decrease in margin variation receivable	888
Increase in cash pledged as collateral for swaps	(7,300,000)
Increase in cash pledged as collateral for options written	(200,000)
Decrease in prepaid expenses	1,107
Decrease in investment advisory fees payable	(8,399)
Decrease in interest expense payable	(17,202)
Decrease in other affiliates payable	(1,227)
Increase in other accrued expenses payable	42,093
Decrease in swaps payable	(726,000)
Decrease in Officer’s and Directors' fees payable	(117)
Net realized and unrealized gain on investments	(13,281,564)
Amortization of premium and accretion of discount on investments	381,133
Premiums received from options written	4,196,100
Proceeds from sales and paydowns of long-term investments	326,749,579
Purchases of long-term investments	(314,514,110)
Net proceeds from sales of short-term securities	6,350,868
Premiums paid on closing options written	(5,658,862)
Cash provided by operating activities	4,676,124

Cash Used for Financing Activities

Net redemption of shares resulting from a repurchase offer	(9,213,755)
Cash receipts from borrowings	187,163,174
Cash payments on borrowings	(171,932,474)
Cash dividends paid to Common Shareholders	(10,768,069)
Cash used for financing activities	(4,751,124)

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	(54)

Cash and Foreign Currency

Net decrease in cash and foreign currency	(75,054)
Cash and foreign currency at beginning of year	77,139
Cash and foreign currency at end of year	$2,085

Cash Flow Information

Cash paid for interest	$87,743

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowings during the year, based on the average borrowings outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	13

Financial Highlights

	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$16.40	$16.59	$16.03	$17.42	$18.50
Net investment income[1]	0.70	0.64	0.67	0.97	0.84
Net realized and unrealized gain (loss)	0.07	0.16	1.32	(1.10)	(0.54)
Net increase (decrease) from investment operations	0.77	0.80	1.99	(0.13)	0.30
Dividends and distributions from:
Net investment income	(0.39)	(0.80)	(0.26)	(0.46)	(0.62)
Net realized gain	—	—	(1.01)	(0.80)	(0.76)
Tax return of capital	(0.53)	(0.19)	(0.16)	—	—
Total dividends and distributions	(0.92)	(0.99)	(1.43)	(1.26)	(1.38)
Net asset value, end of year	$16.25	$16.40	$16.59	$16.03	$17.42
Market price, end of year	$15.25	$15.51	$17.07	$16.57	$15.84

Total Investment Return[2]
Based on net asset value	5.15%	4.95%	12.68%	(0.73)%	2.39%
Based on market price	4.34%	(3.54)%	12.17%	12.85%	(7.10)%

Ratios to Average Net Assets
Total expenses	1.39%	1.22%	1.00%	1.07%	1.48%
Total expenses after fees waived and paid indirectly	1.39%	1.22%	0.99%	1.07%	1.48%
Total expenses after fees waived and paid indirectly
and excluding interest expense	1.35%	1.18%	0.99%	0.97%	1.00%
Net investment income	4.32%	3.87%	3.96%	5.40%	4.67%

Supplemental Data
Net assets, end of year (000)	$178,765	$189,918	$194,472	$186,803	$213,515
Borrowings outstanding, end of year (000)	$90,460	$75,230	$10,934	—	$20,697
Average borrowings outstanding during the year (000)	$71,183	$40,046	$3,415	—	$17,823
Portfolio turnover	115%[3]	163%[4]	483%[5]	367%[6]	254%
Asset coverage, end of year per $1,000	$2,976	$3,525	$18,786	—	$11,316

[1]	Based on average shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar transactions; excluding these transactions the portfolio turnover would have been 98%.
[4]	Includes mortgage dollar transactions; excluding these transactions the portfolio turnover would have been 137%.
[5]	Includes mortgage dollar transactions; excluding these transactions the portfolio turnover would have been 174%.
[6]	Includes mortgage dollar transactions; excluding these transactions the portfolio turnover would have been 212%.

See Notes to Financial Statements.

14	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Enhanced Government Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund determines and makes available for publication its NAV on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the "Board"). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced ("TBA") commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund's pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	15

Notes to Financial Statements (continued)

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax

16	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund's obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	17

Notes to Financial Statements (continued)

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover the Fund's deferred compensation liability, if any, are included in other assets in the Statement of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statement of Operations.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk and interest rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund's maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counter-party credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement ("ISDA Master Agreement") implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

18	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party's stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	19

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Unrealized depreciation on swaps; Options written at value	$16,286,450

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
Net Realized Loss from
	Financial Futures Contracts	Swaps	Options
Interest rate contracts	$(11,617)	$(12,690,785)	$(1,557,762)

Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options
Interest rate contracts	$1,941	$424,986	$190,045

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	9
Average number of contracts sold	2
Average notional value of contracts Purchased	$1,014,031
Average notional value of contracts sold	$480,911
Options:
Average number of swaptions contracts written	5
Average notional value of swaptions contracts written	$127,500,000
Interest rate swaps:
Average number of contracts — pays fixed rate.	2
Average notional value — pays fixed rate	$61,400,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.85% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2011, were $141,428,264 and $136,378,985, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2011, were $166,661,107 and $189,966,967, respectively.

For the year ended December 31, 2011, purchases and sales of mortgage dollar rolls were $44,345,602 and $44,479,504, respectively.

20	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

Transactions in options written for the year ended December 31, 2011, were as follows:

	Calls
	Notional (000)	Premiums Received

Outstanding options, beginning of year	$90,000	$380,000
Options written	1,460,000	4,196,100
Options closed	(610,000)	(1,891,600)
Options expired	(805,000)	(2,209,500)
Outstanding options, end of year	$135,000	$475,000

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to the accounting for swap agreements, foreign currency transactions and net paydown losses were reclassified to the following accounts:

Distributions in excess of net investment income	$(3,504,631)
Accumulated net realized loss	$3,504,631

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$4,435,787	$9,384,900
Tax return of capital	6,175,972	2,167,679
Total	$10,611,759	$11,552,579

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(6,909,802)
Net unrealized losses*	(5,044,664)
Qualified late-year losses**	(5,096)
Total	$(11,959,562)

*	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the timing of distributions.
**	The Fund has elected to defer certain late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$2,037,204
No expiration date*	4,872,598
Total	$6,909,802

*	Must be utilized prior to losses subject to expiration.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$266,088,471
Gross unrealized appreciation	$15,340,918
Gross unrealized depreciation	(3,804,197)
Net unrealized appreciation	$11,536,721

6. Borrowings:

For the year ended December 31, 2011, the Fund's daily average borrowings from reverse repurchase agreements was approximately $71,183,000 and the daily weighted average interest rate was 0.10%.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	21

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

The Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

The Fund will make offers to repurchase its shares at approximately 12-month intervals. The shares tendered in the repurchase offer may be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

Changes in capital shares issued and outstanding, for the years ended December 31, 2011 and December 31, 2010 were as follows:

	Year Ended December 31,
	2011	2010
Dividend reinvestment	—	31,913
Repurchase offer	(578,928)	(172,059)
Net decrease	(578,928)	(140,146)

9. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the Fund's financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend in the amount of $0.07 per share on January 9, 2012 to shareholders of record on December 30, 2011.

22	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Enhanced Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Enhanced Government Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Enhanced Government Fund, Inc. as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2012

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	23

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by the Fund for the taxable year ended December 31, 2011.

	Months Paid	Percentage
Interest-Related Dividends for Non-US Residents[1]	January — December 2011	100.00%
Federal Obligation Interest[2]	January — December 2011	14.64%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
[2]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax.
We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

24	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Fund declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	25

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	97 RICS consisting of 97 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2004	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	97 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd. from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	97 RICs consisting of 97 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006 .	97 RICs consisting of 97 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	97 RICs consisting of 97 Portfolios	The McClatchy Company (publishing) BellSouth (telecommunications) Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2004	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995 .	97 RICs consisting of 97 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	97 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)

26	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	97 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2004	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	97 RICs consisting of 97 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]	Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	27

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock fro m 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1] Officers of the Fund serve at the pleasure of the Board.
2 Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian State Street Bank and Trust Company Boston, MA 02110	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809
Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021

28	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011, for shareholders of record on May 31, 2011, to elect director nominees for BlackRock Enhanced Government Fund, Inc. There were no broker non-votes with regard to the Fund.

Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh			Frank J. Fabozzi
Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
9,174,375	197,586	0	9,166,336	205,625	0	9,165,553	206,408	0	9,169,435	202,526	0

Kathleen F. Feldstein			James T. Flynn			Henry Gabbay			Jerrold B. Harris
Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
9,160,032	211,929	0	9,150,055	221,906	0	9,165,341	206,620	0	9,150,326	221,635	0

R. Glenn Hubbard			W. Carl Kester			Karen P. Robards
Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
9,156,585	215,376	0	9,158,900	213,061	0	9,166,041	205,920	0

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Fundamental Periodic Repurchase Policy

The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make annual repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policies regarding periodic repurchases:

(a)	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.
(b)	The periodic interval between repurchase request deadlines will be approximately 12 months.
(c)	The repurchase request deadline for each repurchase offer will be 14 days prior to the second Friday in December; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.
(d)	The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

During the fiscal year ended December 31, 2011, the Fund conducted a repurchase offer for up to 5% of its outstanding shares, pursuant to Rule 23c-3 under the 1940 Act as summarized in the following table:

Number of Repurchase Offers	Amount of Repurchase Offer	Number of Shares Tendered
1	578,928	3,540,076

Because the repurchase offer was oversubscribed, the Fund repurchased 5% of its outstanding shares on a pro rata basis.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	29

Additional Information (continued)

General Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund.

30	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011

Additional Information (concluded)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2011
	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
EGF	$0.705083	—	$0.214917	$0.920000	77%	0%	23%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	DECEMBER 31, 2011	31

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

#EGF-12/11-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.
Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

2

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Enhanced Government Fund, Inc.	$36,800	$35,700	$0	$0	$9,800	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

3

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Enhanced Government Fund, Inc.	$9,800	$16,877

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)    The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)   Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

4

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2011.

(a)(1)	The Fund is managed by a team of investment professionals comprised of Stuart Spodek, Managing Director at BlackRock and Thomas Musmanno, Managing Director at BlackRock. Each is a member of BlackRock’s Fundamental Fixed Income group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Spodek and Musmanno have been members of the registrant’s portfolio management team since 2006 and 2009, respectively.
Portfolio Manager	Biography
Stuart Spodek	Managing Director of BlackRock since 2002; Co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group since 2007.
Thomas Musmanno	Managing Director of BlackRock since 2010; Director of BlackRock, Inc. from 2006 to 2009; Director of Merrill Lynch Investment Managers, L.P. from 2004 to 2006.

5

(a)(2)	As of December 31, 2011:
	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stuart Spodek	10	8	51	0	3	2
	$10.01 Billion	$2.01 Billion	$16.35 Billion	$0	$940.8 Million	$321.9 Million
Thomas Musmanno	4	8	67	0	2	1
	$2.69 Billion	$2.78 Billion	$19.86 Billion	$0	$940.9 Million	$221 Million
(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Musmanno and Spodek may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Musmanno and Spodek may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

6

(a)(3)	As of December 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are a combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term

7

shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Musmanno and Spodek have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Musmanno and Spodek have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of December 31, 2011.
Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Stuart Spodek	None
Thomas Musmanno	None

(b) Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2011	N/A	N/A	N/A	N/A
August 1-31, 2011	N/A	N/A	N/A	N/A
September 1-30, 2011	N/A	N/A	N/A	N/A
October 1-31, 2011	N/A	N/A	N/A	N/A
November 1-30, 2011	N/A	N/A	N/A	N/A
December 1-31, 2011	3,540,076	$16.24[1]	3,540,076[2]	0
Total:	3,540,076	$16.24[1]	3,540,076[2]	0

1 Subject to a repurchase fee of 2% of the net asset value per share.

2 On October 14, 2011, the repurchase offer was announced to repurchase up to 5% of outstanding shares. The expiration date of the offer was November 25, 2011. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

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Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11 –	Exhibits attached hereto
(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Government Fund, Inc.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: March 1, 2012

By: /s/ Neal J. Andrews
 Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Government Fund, Inc.

Date: March 1, 2012

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